UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: August 25, 2020

(Date of earliest event reported)

Ceridian HCM Holding Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38467	46-3231686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road Minneapolis, Minnesota	55425
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CDAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Entry into Underwriting Agreement

On August 25, 2020, Ceridian HCM Holding Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and J.P. Morgan Securities LLC, as underwriters (the “Underwriters”) and the selling shareholders named therein (the “Selling Shareholders”), pursuant to which the Selling Shareholders agreed to sell 7,717,347 shares of common stock, par value $0.01 per share, of the Company to the Underwriters at a purchase price of $72.18 per share (the “Offering”). The Offering closed on August 28, 2020. The Company did not sell any shares in the Offering and will not receive any proceeds from the Offering.

The Offering is being made pursuant to a prospectus supplement, dated August 25, 2020, to the prospectus, dated May 21, 2019, included in the Company’s registration statement on Form S-3 (File No. 333-231639), which was initially filed with the Securities and Exchange Commission on May 21, 2019.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the shares by the Selling Shareholders to the Underwriter, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. The above description is qualified in its entirety by reference to such exhibit.

Termination of 10b5-1 Plan

As reported in a current report on Form 8-K filed by the Company on June 18, 2020, David D. Ossip, Chairman and Chief Executive Officer of the Company, adopted a pre-arranged stock trading plan (the “10b5-1 Plan”) in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s policies. Effective August 26, 2020, Mr. Ossip terminated the 10b5-1 Plan. No sales had been made under the 10b5-1 Plan at the time of its termination.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of August 25, 2020, by and among Ceridian HCM Holding Inc., certain selling shareholders and BofA Securities, Inc. and J.P. Morgan Securities LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN HCM HOLDING INC.

By:	/s/ William E. McDonald
Name:	William E. McDonald
Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

Date: August 28, 2020